SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): August 31, 1999



                           GP Strategies Corporation
             (Exact name of registrant as specified in its charter)



  Delaware                             1-7234                    13-1926739
(State or other                    (Commission               (I.R.S. Employer
 jurisdiction of  File Number)     Identification No.)
 incorporation)



9 West 57th Street, New York, NY                                    10019
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:  (212) 826-8500



                                       N/A
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

         On August 31, 1999, the Board of Directors of the Company approved and adopted Amended and Restated By-Laws of the Company, a copy of which is filed as
Exhibit 1 hereto.

         On September 1, 1999,  the Company  issued the press  release  filed as
Exhibit 2 hereto.


Item 7.  Financial Statements and Exhibits.

                  (c)  Exhibits

                   3(ii)   Amended and Restated By-Laws of the Company.
                  99       Press release dated September 1, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              GP Strategies Corporation


Date: September 1, 1999                       By: Scott N. Greenberg
                                                  Executive Vice President &
                                                  Chief Financial Officer